Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Section 1350 Certification

In connection with the Quarterly Report of Comstock Mining Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Corrado De Gasperis, Executive Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  August 13, 2020

/s/ Corrado De Gasperis
Corrado De Gasperis
Executive Chairman and Chief Executive Officer (Principal Executive, Financial, and Accounting Officer)